SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              Form 8-K

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

                  Date of Report - January 26, 2006

                 UNION NATIONAL FINANCIAL CORPORATION
        (Exact name of registrant as specified in its charter)



    Pennsylvania                0-19214            23-2415179
---------------------------    -------------      -----------

State or other jurisdiction (Commission File     (IRS Employer
    of Incorporation)             Number)       Identification
                                                   Number)

   101 East Main Street, P.O. Box 567
         Mount Joy, Pennsylvania                        17552
---------------------------------------            --------------
(Address of principal executive offices)              (Zip Code)



 Registrant's telephone number including area code:
                       (717) 653-1441
                        --------------

                                N/A
-----------------------------------------------------------------
   (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition
           _____________________________________________

           On January 26, 2006, Union National Financial Corporation issued a press release reporting record earnings for 2005, reporting fourth quarter earnings and announcing its first quarter cash dividend. The aforementioned is attached as an exhibit to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits
           _________________________________

      (b)  Exhibits.

           Exhibit No.   Description
           ___________   ___________
           99.1          Earnings Release dated January 26, 2006.



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                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             UNION NATIONAL FINANCIAL CORPORATION
                             (Registrant)


Dated: January 26, 2006      /s/Mark D. Gainer
                             ----------------------------------

                             Mark D. Gainer,
                             Chairman, President & CEO

                            EXHIBIT INDEX

                                        Page Number in
Exhibit                                 Manually Signed Original

99.1          Press Release             5

                          EXHIBIT 99.1

                          Press Release

                        PRESS RELEASE

  Union National Financial Corporation Reports Record Earnings
  ____________________________________________________________
  for 2005, Reports Fourth Quarter Earnings and Announces First
  _____________________________________________________________
                    Quarter Cash Dividend
                    _____________________

Mount Joy, Pennsylvania, January 26, 2006. Union National Financial Corporation, the parent bank holding company of Union National Community Bank, reported record earnings of $3,353,000 for 2005, an increase of 4.0% over earnings of $3,223,000 for 2004. Basic earnings per share for 2005 were $1.33 and diluted earnings per share amounted to $1.31, as compared to basic earnings per share of $1.28 and diluted earnings per share of $1.25 for 2004. Net income for the fourth quarter of 2005 amounted to $802,000, as compared to $852,000 for the fourth quarter of 2004. Basic and diluted earnings per share for the fourth quarter of 2005 were $0.32, as compared to basic earnings per share of $0.34 and diluted earnings per share of $0.33 for the same period of 2004.

Union National's earnings for the fourth quarter and the year ended December 31, 2005, as compared to the same periods of 2004, were impacted by the following items:
     *A strong increase in net interest income that was primarily a result of growth in earning assets and specifically strong continued growth in commercial loans. This was partially offset by a narrowing of the net interest margin during the periods and the increased utilization of higher cost alternative funding sources.
     *The provision for loan and lease losses increased for the fourth quarter of 2005 in comparison to the same period of 2004,and for the year ended December 31, 2005, as compared to 2004. The increase in the provision for loan and lease losses for both periods can be primarily attributed to loan growth experienced throughout the year and an increase in the net charge offs for the periods.
     *Other operating income increased by 83.3% in comparing the fourth quarter of 2005 to the same period of 2004 and increased by 51.4% for 2005 as compared to 2004. This increase was primarily due to consolidated income of Home Team Financial, LLC, the mortgage company subsidiary of Union National Community Bank, and its settlement company subsidiary, TA of Lancaster, LLC. These entities commenced operations in the 3rd quarter of 2005. Also contributing to the increase was income growth from alternative investment sales.
     *Other operating expenses increased over the prior quarter and over the prior year as a result of increased salaries and related costs, due to additions to the sales team, particularly in the Commercial/Business Banking Group; consolidated operating costs of Home Team Financial, LLC; earnings of minority interests; and costs for labor and lease on a future retail branch site.

Overall, Home Team Financial, LLC contributed to an increase in other operating income of $777,000 for the quarter and $1,537,000 for the year and an increase in other operating expenses, including earnings of minority interests, of $783,000 for the quarter and $1,494,000 for the year. Home Team Financial, LLC transitioned from a mortgage broker to a mortgage banking operation. As a result of this transition and related infrastructure and planning costs, their contribution to net earnings for the periods was nominal.

On January 26, 2006, the Board of Directors of Union National
Financial Corporation approved the payment of its first regular quarterly cash dividend for 2006. The cash dividend of $0.16 per share is payable on February 20, 2006, to stockholders of record on February 10, 2006.

FINANCIAL HIGHLIGHTS      Three Months Ended
____________________      __________________

              December 31, 2005  December 31, 2004 Percent Change
              _________________  _________________ ______________
Net Interest Income $ 3,636,000        $ 3,402,000           6.9%
Provision for Loan and
  Lease Losses          278,000            153,000          81.7%
Other Operating
  Income              1,894,000          1,033,000          83.3%
Investment
   Securities Gains      58,000             20,000         190.0%
Other Operating
   Expenses           4,378,000          3,256,000          34.5%

Net Income              802,000            852,000          -5.9%

Per Share Information:
______________________
Earnings Per Share -
   Basic                  $0.32              $0.34          -5.9%
Earnings Per Share -
   Assuming Dilution       0.32               0.33          -3.0%
Dividends Per Share       0.160              0.152           5.3%

Performance Ratios:
___________________
Net Interest Margin %
   (Taxable-Equivalent)   3.70%              3.95%          -6.3%
Return on Average
   Stockholders' Equity  12.31%             13.01%          -5.4%
Return on Average
  Realized Stockholders'
  Equity (1)             12.17%             13.32%          -8.6%

                         Years Ended
                         ___________
              December 31, 2005  December 31, 2004 Percent Change
              _________________  _________________ ______________
Net Interest Income $14,316,000        $13,017,000          10.0%
Provision for Loan and
   Lease Losses         681,000            404,000          68.6%
Other Operating
   Income             5,907,000          3,901,000          51.4%
Investment
   Securities Gains     104,000            194,000         -46.4%
Other Operating
   Expenses          15,627,000         12,809,000          22.0%
Net Income            3,353,000          3,223,000           4.0%

Per Share Information:
______________________
Earnings Per Share -
   Basic                  $1.33              $1.28           3.9%
Earnings Per Share -
   Assuming Dilution       1.31               1.25           4.8%
Dividends Per Share       0.625              0.610           2.5%

Performance Ratios:
___________________
Net Interest Margin %
   (Taxable-Equivalent)   3.83%              3.99%          -4.0%
Return on Average
   Stockholders' Equity  12.59%             12.28%           2.5%
Return on Average
   Realized Stockholders'
   Equity (1)            12.64%             12.62%           0.2%

(1) Excludes the impact of accumulated other comprehensive income on total stockholders' equity.



                          Balance Sheet as of
                          ___________________

              December 31, 2005  December 31, 2004 Percent Change
              _________________  _________________ ______________
Total Loans
   and Leases      $300,213,000       $263,001,000          14.1%
Allowance for Loan and
   Lease Losses      (2,675,000)        (2,288,000)         16.9%
Total Assets        462,178,000        399,290,000          15.7%
Total Deposits      296,610,000        265,970,000          11.5%


Total Stockholders'
   Equity            27,225,000         26,853,000           1.4%

Per Share Information:
______________________
Book Value Per Share     $10.84             $10.74           0.9%

Balance Sheet Ratios:
_____________________
Total Stockholders'
   Equity as a % of
   Assets                 5.89%              6.73%         -12.5%
Nonperforming Loans and Leases
   as a % of Total
   Loans and Leases       0.70%              0.74%          -5.4%



Union National Community Bank, a wholly-owned subsidiary of Union
National Financial Corporation, has been serving its communities for over 150 years. The bank operates seven retail offices in Lancaster County.

For Further Information, Please Contact:
Mark D. Gainer, Chairman, President & CEO
Union National Financial Corporation
101 East Main Street
P.O. Box 567
Mount Joy, PA 17552-0567
(717) 653-1441

This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. Such factors include the possibility that increased demand or prices for the company's financial services and products may not occur, changing economic and competitive conditions, technological developments and other risks and uncertainties, including those detailed in the Company's filings with the Securities and Exchange Commission.

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